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                                                                EXHIBIT 10.1

                       DONNELLY APPLIED FILMS CORPORATION

                               STOCK OPTION PLAN

1.      Purpose of Plan

        The purpose of this Stock Option Plan (the "Plan") is to provide certain key employees of Donnelly Applied Films Corporation (the "Company") with options to acquire and own shares of the Company's common stock (the "shares"), and to strengthen the mutuality of interests between those employees and the Company's shareholders.


2.      Term of Plan

        The Plan shall become effective on the date the Plan is approved by the shareholders of the Company (the "Effective Date") and continue until exactly ten (10) years after the Effective Date (the "Plan Termination Date"); provided, however, that all options outstanding as of the Plan Termination Date shall remain or become exercisable pursuant to their terms and the terms of the Plan.


3.      Administration

        The Plan shall be administered by the Company's Board of Directors (the "Board"), provided, however, that the Board may appoint a committee comprised of not less than three (3) members of the Board (the "Committee") to administer the Plan if deemed necessary or advisable in order to comply with any securities rules or regulations.

        The Board and any such Committee shall have full power and authority to interpret the provisions of the Plan, to supervise the administration of the Plan, and to adopt forms, regulations and procedures for the administration of the Plan. All interpretations and constructions by the Board and/or the Committee of or relating to any provision of the Plan or any option, policy or procedure arising thereunder shall be final and binding.

        No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. Each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person's or the Board's or the Committee's taking or failing to take any action under the Plan. Each such person may rely on information furnished in connection with the Plan's administration by any appropriate person or persons.

        The proceeds received by the Company from the sale of shares pursuant to options may be used for the Company's general corporate purposes.

4.      Eligibility

        The persons eligible to receive options shall be those employees of the Company that the Board or the Committee administering the Plan may select from time to time.
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        The granting of any option pursuant to the Plan shall be entirely within the discretion of the Board or the Committee. Nothing herein contained shall be construed to give any person any right to participate under the Plan.

        An optionee may hold more than one option.

5.      Stock Available for Options

        Subject to adjustments as provided in section 7, the aggregate number of shares reserved for purposes of the Plan shall be 39,500 shares, which shall be authorized but unissued shares after the authorized capital has been increased to 1,200,000 shares. If any outstanding option under the Plan for any reason expires or is terminated before the Plan Termination Date, the shares allocable to the unexercised portion of such option may again be subjected to an option under the Plan.

6.      Terms and Conditions of Options

        Each option granted pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by a written agreement (an "Option Agreement") containing such terms and conditions as are set by the Board or the Committee, including without limitation the following:

          (a) Number of Shares. Each Option Agreement shall state the number of shares with respect to which it pertains.

          (b) Exercise Price. Each Option Agreement shall state the exercise price, which shall be not less than the fair market value of the shares on the date the option is granted. For purposes of this Plan, the fair market value of every share shall be deemed to be the amount determined by an appraiser selected by the Board or the Committee. The Company shall pay all costs and fees of the appraiser. Notwithstanding anything to the contrary, there shall be no obligation to obtain any appraisal on an interim basis or at any other time other than the time at which an option is granted or there is a bona fide and permissible exercise of an option or an SAR as granted under the Plan. Each appraisal shall be based on the same or substantially similar methodology used for the appraisal on which the option price for the relevant shares was based.

          (c) Payment for Shares. The exercise price for each share purchased pursuant to an option granted under the Plan shall be payable in full upon exercise in United States dollars in cash or by check, bank draft or money order payable to the order of the Company. Except as otherwise provided herein, promptly after the exercise of an option and the payment in full of the exercise price, the optionholder shall be entitled to the issuance of a stock certificate evidencing ownership of the shares so purchased. However, an optionholder shall have none of the rights of a shareholder with respect to any optioned shares until a certificate representing those shares has been issued to the optionholder and the optionholder has become a shareholder of record; no adjustment shall be made for dividends or other rights for which the record date is before the date such stock certificate is issued, except as provided in section 7.

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          (d) Vesting and Term of Exercise of Options.  Each option shall vest and be exercisable in whole or in part in such amounts and during such times as may be specified in the Option Agreement. In no event, however, shall any option be exercisable less than one (1) year or more than ten (10) years from the date the option is granted.

          (e) Tax Withholding. The exercise of any option under the Plan is subject to the condition that if at any time the Board or the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal or state law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Board or the Committee.

          (f) Securities Matters. Notwithstanding anything to the contrary, the Company may postpone the issuance and/or delivery of shares upon any exercise of an option until completion of such stock exchange listing, or registration, or other qualification of such shares under any federal and/or state law, rule or regulation as the Company may consider appropriate, and may require any person exercising an option to make such representations, including a representation that it is the optionee's intention to acquire shares for investment and not with a view to distribution thereof, and furnish such information as the Company may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations. In such event, no shares shall be issued to such holder unless and until the Company is satisfied with the correctness of all such representations.

          (g) Stock Appreciation Rights. The Board or the Committee may grant to an optionee a stock appreciation right ("SAR"). An SAR shall, in general, be subject to the same terms and conditions as the related option, except as otherwise specified in the Option Agreement, and shall be exercisable only to the extent that the option is exercisable, provided that an SAR may be exercised only when the fair market value of the shares subject to the option exceeds the exercise price of the option. An SAR shall entitle the participant to surrender to the Company unexercised any portion of the related option to the extent that the same is then exercisable, and to receive from the Company in exchange therefor an amount (payable in cash, less tax withholding and required deductions) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portion thereof) surrendered and the option or price payable for such shares upon the exercise of the option or the portion of the option which is surrendered. The fair market value per share of such stock shall be determined as of the date of the Company's receipt of the participant's written notice of intention to exercise an SAR.

          (h) Miscellaneous. The amounts received on surrender of options or SARs under the Plan are not to be taken into account under any pension, retirement, deferred profit sharing or any employee benefit program of any kind.

     Any Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Board and the Committee shall deem advisable.

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    The Board or the Committee may, in its discretion, vary among optionees and among options granted to the same optionee any and all of the terms and conditions of options granted under the Plan, including the term during which and the amounts in which and dates at or after which such options may be exercised.

    Except as otherwise provided in this Plan or in an Option Agreement, if the employment of a participant terminated for any reason, all outstanding options (and any accompanying SAR) granted to the participant shall immediately be forfeited and be null and void at the commencement of business on the date of such termination.

7.  Adjustment in Shares

    The number of shares covered by each outstanding option, and the exercise price for each optioned share, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a split in or combination of shares or the payment of a stock dividend on the shares or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

    If the Company shall be the surviving corporation in any merger or consolidation, or if the Company is merged into a wholly-owned subsidiary solely for purposes of changing the Company's state of incorporation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A sale of all or substantially all of the Company's assets, or a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, except as provided above or as otherwise provided in the optionee's Option Agreement, shall cause each outstanding option to terminate.

     In the event of a change in the shares as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares subject to the Plan and to any options granted pursuant to the Plan.

    To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee. Any such adjustment may provide for the elimination of any fractional share that might otherwise become subject to an option.

    Except as expressly provided herein, an optionee shall have no rights by reason of any subdivision or combination of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any sale of assets, dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to the option.

    The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes

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of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     The adjustments in number and kind of shares and the substitution of shares affecting outstanding options in accordance with the foregoing shall also apply to the number and kind of shares reserved for issuance pursuant to the Plan but not yet covered by options.

8.   Transferability of Options and Shares

     Options under the Plan may not be transferred except as permitted in the Option Agreement by will or according to the laws of descent and distribution. An option may be exercised only by that optionee or his or her guardian or legal representative. The Company may, if it deems desirable to assure compliance with applicable federal and state securities laws, legend any certificate representing shares issued pursuant to the exercise of an option with an appropriate restrictive legend, and may also issue appropriate stop transfer instructions to its transfer agent with respect to such shares.

9.   Modification, Etc. and Termination of Options

     Subject to the terms and conditions and within the limitations of the Plan, the Board or the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionholder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     Each Option Agreement shall contain such provisions as the Company may deem advisable (a) for termination of the option in the event of, and/or (b) exercise of the option after, any of the following: the optionee's death, disability, or termination of service as an employee with the Company.

     Any Option Agreement may also contain provisions for termination of options and/or acceleration of exercise rights in the event of any merger or consolidation of the Company with, or acquisition of the Company or substantially all of its assets by, any other corporation.

     Nothing in the Plan or in any option shall be deemed to confer upon any optionee any right to continue in any position whatsoever with the Company or any affiliate.

10.  Amendment and Termination of Plan

     The Board may, with respect to any shares at the time not subject to options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that, without approval of the shareholders of the Company, no such revision or amendment shall (a) increase the aggregate number of shares that may be issued under the Plan, (b) decrease the price at which options may be granted, (c) modify the eligibility requirements set forth in section 4, (d) materially increase the benefits accruing to optionholders under the Plan, or
(e) permit the granting of options under the Plan after the Plan Termination

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Date.  Unless earlier terminated by the Board, the Plan shall terminate on the
Plan Termination Date, after which date no options may be granted under the Plan.


                                      ***

                                 CERTIFICATION

 The foregoing Plan was duly adopted by the Company's Board of Directors as of May 12, 1993 and was approved by the Company's shareholders on May 13, 1993.


                                          DONNELLY APPLIED FILMS CORPORATION


                                          By  Cecil VanAlsburg
                                            ----------------------------
                                              Cecil VanAlsburg, President


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